Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of September 23, 2009, is made by and among SUPERIOR WELL SERVICES, INC., a Delaware corporation (the “Borrower”), EACH OF THE GUARANTORS (as hereinafter defined), LENDERS (as hereinafter defined), KEYBANK NATIONAL ASSOCIATION and ROYAL BANK OF CANADA, each in its capacity as Co-Documentation Agent and CITIZENS BANK OF PENNSYLVANIA, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).
     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of September 30, 2008, (the “Credit Agreement”), pursuant to which the Lenders provided a $250,000,000 revolving credit facility to the Borrower;
     WHEREAS, the Borrower desires to amend the Credit Agreement to modify certain affirmative, negative and financial covenants, reduce the commitment amount pursuant to Section 2.10 of the Credit Agreement, eliminate the accordion provision, modify pricing, modify the reporting requirements, add a borrowing base and make certain other changes as set forth in detail below; and
     WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions.
     Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments to Credit Agreement.
     (a) Title Page and Introductory Paragraph. The reference to “$250,000,000” contained on the title page to the Credit Agreement and in the second introductory paragraph of the Credit Agreement (which paragraph is immediately prior to Article 1 of the Credit Agreement) shall be amended and replaced with “$175,000,000, which amount shall be reduced to $125,000,000 on January 1, 2010.”
     (b) Section 1.1 (Certain Definitions).
          (i) The following definition contained in Section 1.1 (Certain Definitions) of the Credit Agreement shall be amended and restated in its entirety:
     “Revolving Credit Commitment shall mean, as to any Lender at any time, the applicable amount initially set forth opposite its name on Schedule 1.1(B) in the columns labeled “Amount of Commitment” as such Commitment is thereafter assigned or modified and Revolving Credit Commitments shall mean the aggregate Commitments of all of the Lenders.”
          (ii) The following definitions contained in Section 1.1 (Certain Definitions) of the Credit Agreement shall be deleted:
          “Increasing Lender”
          “New Lender”
          (iii) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert therein, in alphabetical order, the following new definitions:
     “Account shall mean any account, contract right, general intangible, chattel paper, instrument or document representing any right to payment for goods sold or services rendered, whether or not earned by performance and whether or not evidenced by a contract, instrument or document, which is now owned or hereafter acquired by a Loan Party. All Accounts, whether Qualified Accounts or not, shall be subject to the Lenders’ Prior Security Interest.”
     “Borrowing Base shall mean at any time the sum of (i) eighty percent (80%) of Qualified Accounts (“Accounts Portion”), plus (ii) fifty percent (50%) of Qualified Inventory (“Inventory Portion”), plus (iii) for the period from the First Amendment Effective Date to and including December 31, 2009, an amount equal to thirty percent (30%) of the net book value of the Loan Parties’ property, plant and equipment and thereafter, an amount equal to twenty percent (20%) of the net book value of the Loan Parties’ property, plant and equipment (such net book value of such property plant and equipment shall be determined by the Administrative Agent in its reasonable discretion and upon the reasonable reliance of the with the most recent equipment valuation). Notwithstanding anything to the contrary herein, the Required Lenders may, in their reasonable business discretion, at any time hereafter, with five (5) days prior written notice to the Borrower, decrease the advance percentage for Qualified Accounts, Qualified Inventory or net book values of the property, plants and equipment, or increase the level of any reserves or ineligibles, or define or maintain such other reserves or ineligibles, as the Required Lenders may deem necessary or appropriate. Any such change shall become effective immediately upon written notice from the Administrative Agent to the Borrower for the purpose of calculating the Borrowing Base hereunder.”
     “Capital Expenditures shall mean expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, which, in accordance with GAAP, would be classified as capital expenditures.”
     “First Amendment shall mean that certain First Amendment to Credit Agreement, dated as of September 23, 2009, among the Borrower, the Guarantors, the Lenders and the Administrative Agent.”

     “First Amendment Effective Date shall mean the effective date of the First Amendment, which date is September 23 2009.”
     “Inventory shall mean any and all goods, merchandise and other personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by any Loan Party which are or may at any time be held as raw materials, finished goods, work-in-process, supplies or materials used or consumed in the such Loan Party’s business or held for sale or lease, including, without limitation, (a) all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by such Loan Party, and (b) all packing, shipping and advertising materials relating to all or any such property. All Inventory, whether Qualified Inventory or not, shall be subject to the Lenders’ Prior Security Interest.”
     “Qualified Accounts shall mean any Accounts which meet all of the minimum requirements set forth on Schedule 1.1(Q)(1).”
     “Qualified Inventory shall mean any Inventory which meet all of the minimum requirements set forth on Schedule 1.1(Q)(2).”
     “Senior Indebtedness for any period of determination shall mean the Obligations.”
     “Senior Leverage Ratio shall mean the ratio of (i) Senior Indebtedness of Borrower and its Subsidiaries on such date to (ii) Consolidated EBITDA for the four fiscal quarters then ending.”
     (c) Article 2 [Revolving Credit and Swing Loan Facilities] of the Credit Agreement is hereby amended as follows:
          (i) Section 2.1(a)(ii) of the Credit Agreement is hereby amended and restated as follows:
     “(ii) the Revolving Facility Usage plus the outstanding Swing Loans shall not exceed the lesser of (1) the Revolving Credit Commitments or (2) the Borrowing Base.”

          (ii) Section 2.1(b) [Swing Loan Commitment] of the Credit Agreement is hereby amended and restated as follows:
     “(b) Swing Loan Commitment. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, Citizens Bank may, at its option, cancelable at any time for any reason whatsoever, make swing loans (the “Swing Loans”) to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $15,000,000 (the “Swing Loan Commitment”), provided that the aggregate principal amount of Citizens Bank’s Swing Loans and the Revolving Credit Loans of all the Lenders at any one time outstanding shall not exceed the lesser of (1) the Revolving Credit Commitments of all the Lenders or (2) the Borrowing Base. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(c)(ii).”
          (iii) Section 2.9(a)(B) of the Credit Agreement is hereby amended and restated as follows:
     “(B) the Revolving Facility Usage exceed, at any one time, the lesser of (1) the Revolving Credit Commitments or (2) the Borrowing Base.”
          (iv) Section 2.10 [Reduction of Revolving Credit Commitment] is hereby amended as follows:
               (A) The entire paragraph currently constituting Section 2.10 shall be identified as “2.10 (a) Voluntary Reduction”;
               (B) The following subsection shall be inserted into Section 2.10 immediately after the end thereof:
     “(b) Mandatory Reduction. Effective as of the First Amendment Effective Date, the Revolving Credit Commitments shall be reduced to $175,000,000 and each Lender’s Revolving Credit Commitment shall be reduced ratably in proportion to such Lender’s Ratable Share and such reduction shall be accompanied by any necessary prepayment of the Notes, together with accrued Commitment Fees, and the full amount of interest accrued on the principal sum to be prepaid, if any (and all amounts referred to in Section 5.10 [Indemnity] hereof) to the extent necessary to cause the aggregate Revolving Facility Usage after giving effect to such prepayments to be equal to or less than the Revolving Credit Commitments as so reduced. Effective as of January 1, 2010, the Revolving Credit Commitments shall be further reduced to $125,000,000 and each Lender’s Revolving Credit Commitment shall be reduced ratably in proportion to such Lender’s Ratable Share and such reduction shall be accompanied by any necessary prepayment of the Notes, together with accrued Commitment Fees, and the full amount of interest accrued on the principal sum to be prepaid, if any (and all amounts referred to in Section 5.10 [Indemnity] hereof) to the extent necessary to cause the aggregate Revolving Facility Usage after giving effect to such prepayments to be equal to or less than the Revolving Credit Commitments as so reduced. Commitment Fees shall be accrued from and based upon the reduced Revolving Credit Commitments from each of the First Amendment Effective Date and January 1, 2010, as appropriate.”
          (v) Section 2.11 [Increase in Revolving Credit Commitments] of the Credit Agreement is hereby deleted in its entirety.
     (d) Article 5 [Payments] of the Credit Agreement is hereby amended so that the existing Section 5.7 [Intentionally Omitted] is hereby deleted in its entirety and replaced with the following new Section 5.7:
     “5.7 Borrowing Base Exceeded. Whenever the Revolving Facility Usage exceeds the Borrowing Base, the Borrower shall make, within three (3) Business Day after the Borrower learns of such excess and whether or not the Administrative Agent has given notice to such effect, a mandatory prepayment of principal of the Revolving Credit Loans equal to the excess of the outstanding principal balance of the Revolving Facility Usage over the Borrowing Base, together with accrued interest on such principal amount.”
     (e) Article 8 [Covenants] of the Credit Agreement is hereby amended as follows:
          (i) Section 8.1 [Affirmative Covenants] of the Credit Agreement is hereby amended by adding the following new section 8.1(k) in numeric and alphabetical order:
     “8.1(k) Equity Issuance or Asset Sale. The Loan Parties shall raise a minimum of $50,000,0000 on or before December 31, 2009 through either (i) asset sales as permitted under Section 8.2(g)(ix) of this Agreement, (ii) equity issuances of the capital stock of the Borrower or (iii) any combination of items (i) and (ii). The Loan Parties shall use 100% of the net proceeds of such asset sales and/or equity issuances (after first deducting or otherwise providing for any taxes and customary costs and expenses associated with such sale or issuance) to reduce the aggregate amount of Loans outstanding under the Agreement.”
          (ii) Section 8.2 [Negative Covenants] of the Credit Agreement is hereby amended as follows:
               (A) Section 8.2(f) [Liquidations, Mergers, Consolidations, Acquisitions] is hereby amended to add the following new Section 8.2(f)(ii)(I) in numeric and alphabetical order:
          “(I) such Permitted Acquisition shall not occur prior to March 31, 2011.”
               (B) Section 8.2(g) [Disposition of Assets or Subsidiaries] is hereby amended as follows:
                    (1) Section 8.2(g)(iv) is hereby amended and restated as follows:

     “(iv) commencing on the Closing Date through the First Amendment Effective Date and then again on January 1, 2010 through the Expiration Date, any sale, transfer or lease of assets in any fiscal year in an aggregate amount not to exceed $7,500,000 in any fiscal year;”
                    (2) Section 8.2(g)(viii) is hereby amended to replace the “.” at the end of such subsection with “; and”.
                    (3) The following new Section 8.2(g)(ix) is hereby inserted at the end of Section 8.2(g) in numeric and alphabetical order:
     “(ix) on or before December 31, 2009, the transfer or sale of any assets not otherwise permitted to be sold or transferred under this Section 8.2(g) with an aggregate net book less than or equal to $75,000,000; provided that (i) 100% of the net proceeds (after first deducting or otherwise providing for any taxes and customary costs and expenses associated with such disposition) shall be used by the Borrower to reduce the aggregate amount of Loans outstanding under the Agreement, (ii) the Borrower shall provide the Administrative Agent with at least five (5) Business days notice prior to such disposition and shall promptly provide the Administrative Agent with any and all information related to such disposition that the Administrative Agent reasonably requests, and (iii) the Administrative Agent consents to such disposition of assets, which consent shall not be unreasonably withheld.”
               (C) Section 8.2(n) [Minimum Fixed Charge Coverage Ratio] is hereby amended and restated as follows:
     “(n) Minimum Fixed Charge Coverage Ratio. Commencing with the fiscal quarter ending March 31, 2011, the Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the most recent four (4) fiscal quarters then ended, to be less than 1.75 to 1.0. Prior to March 31, 2011, the Loan Parties shall not be required to maintain a Minimum Fixed Charge Coverage Ratio.”
               (D) Section 8.2(o) [Maximum Leverage Ratio] is hereby amended and restated as follows:
     “(o) Maximum Leverage Ratio. Commencing with the fiscal quarter ending March 31, 2011 through the fiscal quarter ending December 31, 2011 the Loan Parties shall not at any time permit the Leverage Ratio calculated as of the end of each fiscal quarter for the fiscal quarter then ending to exceed 5.0 to 1.0 and commencing with the fiscal quarter ending March 31, 2012 and each fiscal quarter thereafter, the Loan Parties shall not at any time permit the Leverage Ratio calculated as of the end of each fiscal quarter for the fiscal quarter then ending to exceed 4.0 to 1.0. Prior to March 31, 2011, the Loan Parties shall not be required to maintain a Maximum Leverage Coverage Ratio.”

               (E) The following new Section 8.2(p) [Maximum Senior Leverage Ratio] shall be inserted in numeric and alphabetical order:
     “(p) Maximum Senior Leverage Ratio. Commencing with the fiscal quarter ending March 31, 2011, the Loan Parties shall not at any time permit the Senior Leverage Ratio calculated as of the end of each fiscal quarter for the fiscal quarter then ending to exceed 3.0 to 1.0. Prior to March 31, 2011, the Loan Parties shall not be required to maintain a Maximum Senior Leverage Coverage Ratio.”
               (F) The following new Section 8.2(q) [Minimum Quarterly EBITDA] shall be inserted in numeric and alphabetical order:
     “(q) Minimum Quarterly EBITDA. The Loan Parties shall not permit Consolidated EBITDA, calculated as of the end of each fiscal quarter for the fiscal quarter then ended, to be less than the amount set forth below:

Period Ending	Minimum EBITDA
September 30, 2009	$1,000,000

December 31, 2009	$5,000,000

March 31, 2010	$5,000,000

June 30, 2010	$6,000,000

September 30, 2010	$7,500,000

December 31, 2010	$10,000,000”
               (G) The following new Section 8.2(r) [Maximum Capital Expenditures] shall be inserted in numeric and alphabetical order:
     “(r) Maximum Capital Expenditures. Commencing on the First Amendment Effective Date through March 31, 2011, each of the Loan Parties shall not, and shall not permit any its Subsidiaries to contract for, purchase or make any expenditure or commitments for Capital Expenditures in any fiscal quarter in an aggregate amount for all Loan Parties in excess of $6,000,000 per such fiscal quarter.”

          (iii) Section 8.3 [Reporting Requirements] of the Credit Agreement is hereby amended as follows:
               (A) The following new Section 8.3(e) [Monthly Borrowing Base Certificate and 13-Week Cash Flow Forecasts] shall be inserted in numeric and alphabetical order:
     “(e) Monthly Borrowing Base Certificates and 13-Week Cash Flow Forecast. As soon as available and in any event within twenty (20) calendar days after the beginning of each month, a Borrowing Base Certificate dated as of the last day of the immediately preceding month in the form of Exhibit 8.3(e) hereto, appropriately completed, executed and delivered by an Authorized Officer, together with an accounts receivable aging report and a 13-week cash flow forecast, in form and substance reasonably satisfactory to the Administrative Agent.
               (B) The following new Section 8.3(f) [Field Exams and Equipment Valuations] shall be inserted in numeric and alphabetical order:
     “(f) Field Exams and Equipment Valuations. Promptly upon the request of the Administrative Agent and at the Borrower’s sole cost and expense (but, prior to an Event of Default, no more than twice a year), (1) a field exam, in form, substance and scope reasonably satisfactory to the Administrative Agent, and (2) an equipment valuation on the Loan Parties’ machinery and equipment, in form, substance and scope reasonably satisfactory to the Administrative Agent setting forth the orderly liquidation value of such machinery and equipment. For the avoidance of doubt, such orderly liquidation value so determined shall not be used in determining the Borrowing Base, which shall be determined, in part, upon the net book value of the Loan Parties’ equipment.
     (f) The List of Schedules and Exhibits to the Credit Agreement shall be amended as follows:
     (i) Pricing Grid. Schedule 1.1 (A) — Pricing Grid of the Credit Agreement is hereby amended and restated in its entirety as set forth on the schedule titled as Schedule 1.1 (A) — Pricing Grid attached hereto.
     (ii) Commitments of Lender and Addresses for Notices. Pursuant to Section 2.10 of the Credit Agreement, Part 1 of Schedule 1.1 (B) — Commitments of Lenders and Addresses for Notices of the Credit Agreement is hereby amended and restated in its entirety as set forth on the schedule titled as Schedule 1.1 (B) — Commitments of Lenders and Addresses for Notices attached hereto.
     (iii) Quarterly Compliance Certificate. Exhibit 8.3(c) — Quarterly Compliance Certificate of the Credit Agreement is hereby amended and restated in its entirety as set forth on the schedule titled as Exhibit 8.3(c) — Quarterly Compliance Certificate attached hereto.

     (iv) Qualified Accounts. A new Schedule 1.1(Q)(1) — Qualified Accounts shall be added to the List of Schedules and Exhibits of the Credit Agreement in the form of Schedule 1.1(Q)(1) — Qualified Accounts attached hereto.
     (v) Qualified Inventory. A new Schedule 1.1(Q)(2) — Qualified Inventory shall be added to the List of Schedules and Exhibits of the Credit Agreement in the form of Schedule 1.1(Q)(2) — Qualified Inventory attached hereto.
     (vi) Borrowing Base Certificate. A new Exhibit 8.3(e) — Borrowing Base Certificate shall be added to the List of Schedules and Exhibits of the Credit Agreement in the form of Exhibit 8.3(c) — Quarterly Compliance Certificate attached hereto.
     (vii) New Lender Joinder. Exhibit 2.11 — New Lender Joinder shall be deleted.
     3. Conditions of Effectiveness of Amendments and Consent.
     The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:
     (a) Execution and Delivery of Amendment. The Borrower, the other Loan Parties, the Required Lenders, and the Administrative Agent shall have received approval to execute and shall have executed this Amendment, and all other documentation necessary for effectiveness of this Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Administrative Agent.
     (b) Borrowing Base Certificate. The Borrower shall have executed and delivered Borrowing Base Certificate to the Administrative Agent for the benefit of the Lenders, in form and substance satisfactory to the Administrative Agent.
     (c) Officer’s Certificate. The representations and warranties of the Borrower contained in Section 6 of the Credit Agreement and of each Loan Party in each of the other Loan Documents shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Administrative Agent for the benefit of each Lender a certificate of the Borrower dated the date hereof and signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer of the Borrower to each such effect.
     (d) Secretary’s Certificate. There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate dated the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

          (1) all action taken by each Loan Party in connection with this Amendment and the other Loan Documents;
          (2) the names of the officer or officers authorized to sign this Amendment and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Amendment and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and
          (3) copies of its organizational documents, including its certificate of incorporation and bylaws, certificate of limited partnership and limited partnership agreement or limited liability company certificate and operating agreement, as the case may be, as in effect on the date hereof and, in the case of the certificate of incorporation of the Borrower, certified by the appropriate state official where such document is filed in a state office, together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in the state of its formation and the state of its principal place of business; provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.
     (e) Financial Projections. There shall have been delivered to the Administrative Agent for the benefit of each Lenders copies of the financial projections of the Borrower and its Subsidiaries, including a balance sheet, income statement, statement of cash flows and assumptions used to prepare such projections, for the period commencing January 1, 2009 through and including March 13, 2013, which shall all be satisfactory to the Administrative Agent.
     (f) Field Exam. The Borrower shall have performed a field exam and delivered the results to the Administrative Agent for the benefit of the Lenders, and such field exam shall be satisfactory to the Administrative Agent in form, substance and scope.
     (g) Equipment Valuation. The Borrower shall have performed an equipment valuation on the machinery and equipment of the Loan Parties that sets forth the orderly liquidation values of such machinery and equipment and the Borrower shall have delivered the results of such equipment valuation to the Administrative Agent for the benefit of the Lenders, and such equipment valuation shall be satisfactory to the Administrative Agent in form, substance and scope and shall indicate an orderly liquidation value of such property, plants and equipment greater than or equal to $150,000,000.
     (h) Payment of Fees. The Borrower has paid, or caused to be paid, all fees, costs and expenses payable to the Administrative Agent or for which the Administrative Agent is entitled to be reimbursed, including but not limited to (i) the reasonable fees and expenses of the Administrative Agent’s legal counsel and (ii) a closing fee payable to each Lender that executes this Amendment equal to fifty (50) basis points of such Lender’s Revolving Credit Commitment as in effect immediately after the First Amendment Effective Date reflecting the initially reduced commitments.
     (i) No Actions or Proceedings.
     No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.
     (j) Consents.
     All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.
     (k) Confirmation of Guaranty.
     Each of the Guarantors confirms that they have read and understand the Amendment. In order to induce the Lenders, the Administrative Agent to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document.
     (l) Legal Details.
     All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.

     4. Force and Effect.
     Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
     5. Governing Law.
     This Amendment shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.
     6. Effective Date; Certification of the Borrower.
     This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction or written waiver of all conditions set forth in Section 3 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Borrower and all Lenders, and from and after such date this Amendment shall be binding upon the Borrower, each Lender and the Administrative Agent, and their respective successors and assigns permitted by the Credit Agreement. The Borrower by executing this Amendment, hereby certifies that this Amendment has been duly executed and that as of the date hereof no Event of Default or Potential Default exists under the Credit Agreement or the other Loan Documents.
     7. No Novation.
     This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement or any other Loan Document.
[Signature Page Follows]

[SIGNATURE PAGE 1 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER: SUPERIOR WELL SERVICES, INC.
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

GUARANTORS: SUPERIOR GP, L.L.C. By: Superior Well Services, Inc., its sole member
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

SUPERIOR WELL SERVICES, LTD. By: Superior GP, L.L.C., its general partner By: Superior Well Services, Inc., its sole member
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

SWSI FLUIDS, LLC By: Superior Well Services, Inc., its sole member
By:	/s/ Thomas W. Stoelk
	Name:	Thomas W. Stoelk
	Title:	Vice President & Chief Financial Officer

[SIGNATURE PAGE 2 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDERS: CITIZENS BANK OF PENNSYLVANIA, individually and as Administrative Agent
By:	/s/ Joseph F. King
	Name:	Joseph F. King
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, individually and as Co- Documentation Agent
By:
Name:
Title:

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDERS: CITIZENS BANK OF PENNSYLVANIA, individually and as Administrative Agent
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, individually and as Co- Documentation Agent
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Assistant Vice President

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

LENDERS: CITIZENS BANK OF PENNSYLVANIA, individually and as Administrative Agent
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, individually and as Co- Documentation Agent
By:
Name:
Title:

ROYAL BANK OF CANADA, individually and as Co-Documentation Agent
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:	/s/ Christina Barrow
	Name:	Christina Barrow
	Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
By:	/s/ Brett R. Schweikle
	Name:	Brett R. Schweikle
	Title:	Vice President

FIRST COMMONWEALTH BANK
By:
Name:
Title:

S&T BANK
By:
Name:
Title:

FIRST NATIONAL BANK OF PENNSYLVANIA
By:
Name:
Title:

TRISTATE CAPITAL BANK
By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

FIRST COMMONWEALTH BANK
By:	/s/ Anthony Cardone
	Name:	Anthony Cardone
	Title:	Vice President

S&T BANK
By:
Name:
Title:

FIRST NATIONAL BANK OF PENNSYLVANIA
By:
Name:
Title:

TRISTATE CAPITAL BANK
By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

FIRST COMMONWEALTH BANK
By:
Name:
Title:

S&T BANK
By:	/s/ Gregory R. Boyer
	Name:	Gregory R. Boyer
	Title:	Vice President

FIRST NATIONAL BANK OF PENNSYLVANIA
By:
Name:
Title:

TRISTATE CAPITAL BANK
By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

FIRST COMMONWEALTH BANK
By:
Name:
Title:

S&T BANK
By:
Name:
Title:

FIRST NATIONAL BANK OF PENNSYLVANIA
By:	/s/ John L. Hayes
	Name:	JOHN L. HAYES
	Title:	SENIOR VICE PRESIDENT

TRISTATE CAPITAL BANK
By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3
OF THE FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

FIRST COMMONWEALTH BANK
By:
Name:
Title:

S&T BANK
By:
Name:
Title:

FIRST NATIONAL BANK OF PENNSYLVANIA
By:
Name:
Title:

TRISTATE CAPITAL BANK
By:	/s/ James P. Nickel
	Name:	James P. Nickel
	Title:	Senior Vice President

SCHEDULE 1.1(A)
PRICING GRID
VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO
(PRICING EXPRESSED IN BASIS POINTS)

				Revolving
				Credit
			Letter of	Alternative	Revolving
		Commitment	Credit	Base Rate	Credit LIBOR
Level	Leverage Ratio	Fee	Fee	Spread	Rate Spread
I	Less than 2.5 to 1.0	50	300	100	300

II	Greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0	50	325	125	325

III	Greater than or equal to 3.0 to 1.0 but less than 4.0 to 1.0	50	350	150	350

IV	Greater than or equal to 4.0 to 1.0	62.5	400	200	400
     For purposes of determining the Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate:
     (a) The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate shall be determined on the Closing Date based on the Leverage Ratio computed on such date pursuant to a Compliance Certificate to be delivered on the Closing Date; provide however, until such time as the Borrower shall have delivered a Compliance Certificate to the Lender demonstrating compliance with the financial covenants contained in the Agreement for the fiscal quarter ending March 31, 2011, the Applicable Margin, Applicable Commitment Fee Rate and the Applicable Letter of Credit Rate shall be no less than that associated with Level IV of the pricing grid.
     (b) The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate shall be recomputed as of the end of each fiscal quarter ending after the Closing Date based on the Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin, the Applicable Commitment Fee Rate or the Applicable Letter of Credit Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3(c) [Certificate of the Borrower]; provide however, until such time as the Borrower shall have delivered a Compliance Certificate to the Lender demonstrating compliance with the financial covenants contained therein for the fiscal quarter ending March 31, 2011, the Applicable Margin, Applicable Commitment Fee Rate and the Applicable Letter of Credit Rate shall be no less than that associated with Level IV of the pricing grid.
     (c) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 4.3 [Interest After Default] or 9 [Default]. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

2

SCHEDULE 1.1(B)
COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
Part 1 - Commitments of Lenders and Addresses for Notices to Lenders and Administrative Agent

Amount of
Commitment for
		Revolving Credit	Amount of
		Loans as of the	Commitment for
		First Amendment	Revolving Credit Loans
Lender		Effective Date	as of January 1, 2010	Ratable Share
Name:	Citizens Bank of Pennsylvania	$45,500,000	$32,500,000	26.000000000%
Address:	525 William Penn Place
Pittsburgh, Pennsylvania 15219-7112
Attention:	Joseph King, Senior Vice President
Telephone:	(412) 867-2413
Telecopy:	(412) 552-6309

Name:	KeyBank National Association	$28,000,000	$20,000,000	16.000000000%
Address:	127 Public Square
Cleveland, Ohio 44114
Attention:	Todd Coker, Assistant Vice President
Telephone:	(214) 414-2618
Telecopy:	(214) 414-2621

Name:	Royal Bank of Canada	$28,000,000	$20,000,000	16.000000000%
Address:	3900 Williams Tower
2800 Post Oak Boulevard
Houston, Texas 77056
Attention:	Jay Sartain, Authorized Signatory
Telephone:	(713) 403-5688
Telecopy:	(713) 403-5624

3

Amount of
Commitment for
		Revolving Credit	Amount of
		Loans as of the	Commitment for
		First Amendment	Revolving Credit Loans
Lender		Effective Date	as of January 1, 2010	Ratable Share
Name:	Bank of America, N.A.	$17,500,000	$12,500,000	10.000000000%
Address:	4 Penn Center - Suite 1100
1600 John F. Kennedy Boulevard
Philadelphia, Pennsylvania 19103
Attention:	Christian Barrow, Vice President
Telephone:	(267) 675-0109
Telecopy:	(212) 548-8911

and

Name:	Bank of America, N.A.
Address:	2001 Clayton Road - 2nd Floor
Concord, California 94520
Attention:	Petra Rubio
Telephone:	(925) 675-8062
Telecopy:	(888) 969-9237

Name:	PNC Bank, National Association	$17,500,000	$12,500,000	10.000000000%
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Brett Schweikle, Vice President
Telephone:	(412) 762-2604
Telecopy:	(412) 762-4718

4

Amount of
Commitment for
		Revolving Credit	Amount of
		Loans as of the	Commitment for
		First Amendment	Revolving Credit Loans
Lender		Effective Date	as of January 1, 2010	Ratable Share
Name:	First Commonwealth Bank	$14,000,000	$10,000,000	8.000000000%
Address:	437 Grant Street
Pittsburgh, Pennsylvania 15219
Attention:	Anthony Cardone, Vice President
Telephone:	(412) 690-2205
Telecopy:	(412) 690-2222

Name:	S&T Bank	$10,500,000	$7,500,000	6.000000000%
Address:	800 Philadelphia Street
Indiana, Pennsylvania 15701
Attention:	Greg Boyer, Vice President
Telephone:	(724) 465-1445
Telecopy:	(724) 465-3400

Name:	First National Bank of Pennsylvania	$7,000,000	$5,000,000	4.000000000%
Address:	100 Federal Street - 3rd Floor
Pittsburgh, Pennsylvania 15212
Attention:	John Hayes, Senior Vice President
Telephone:	(412) 359-2617
Telecopy:	(412) 231-3584

Name:	TriState Capital Bank	$7,000,000	$5,000,000	4.000000000%
Address:	One Oxford Centre, Suite 2700
Pittsburgh, Pennsylvania 15219
Attention:	James Nickel, Senior Vice President
Telephone:	(412) 304-0321
Telecopy:	(412) 304-0391

Total		$175,000,000	$125,000,000	100%

5

Schedule 1.1(Q)(1)
     Qualified Account shall mean any account, contract right, general intangible, chattel paper, instrument or document representing any right to payment for goods sold or services rendered, whether or not earned by performance and whether or not evidenced by a contract, instrument or document, which is now owned or hereafter acquired by the Loan Parties (each an “Account”) which the Administrative Agent, determines, in the exercise of its reasonable business judgment consistent with its past practices in similar financings, to have met all of the following minimum requirements:
          (i) the Account represents a complete bona fide transaction for goods sold and delivered or services rendered (but excluding any amount in the nature of a service charge added to the amount due on an invoice because the invoice has not been paid when due) which requires no further act under any circumstances on the part of the Loan Parties to make such Account payable by the account debtor; and the Account arises from an arm’s length transaction in the ordinary course of the any Loan Parties’ business between such Loan Party and an account debtor which is not an affiliate, officer, stockholder, owner or employee of such Loan Party, or a member of the family of an affiliate, officer, stockholder, owner or employee of such Loan Party; provided that Accounts due from Snyder Brothers, Inc. in an aggregate amount not to exceed $5,000,000 at any time shall not be disqualified by reason of any affiliation of such Person with any Loan Party;
          (ii) If the Account is due from:
               (a) Chesapeake Energy Corporation or any of its Subsidiaries or Atlas America, Inc. or any of its Subsidiaries, the Account shall not (1) be or have been unpaid more than one hundred twenty (120) days from the invoice date, (2) be delinquent more than sixty (60) days, or (3) be payable by such an account debtor when more than fifty percent (50%) of whose Accounts have remained unpaid for more than one hundred twenty (120) days from the invoice date or are delinquent more than sixty (60) days; or
               (b) all other account debtors, the Account shall not (1) be or have been unpaid more than ninety (90) days from the invoice date or (2) be payable by an account debtor (A) more than fifty percent (50%) of whose Accounts have remained unpaid for more than ninety (90) days from the invoice date or (B) whose Accounts constitute, in the Administrative Agent’s determination, an unduly high percentage of the aggregate amount of all outstanding Accounts.
          (iii) the goods the sale of which gave rise to the Account were shipped or delivered or provided to the account debtor on an absolute sale basis (including sales on customary credit terms) and not on a bill-and-hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale-or-return basis, or on the basis of any other similar understanding, and no part of such goods has been returned or rejected;
          (iv) the Account is not evidenced by chattel paper or an instrument of any kind;

          (v) the account debtor with respect to the Account (a) is not the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which could be reasonably be expected to have a materially adverse effect on its business, and (b) is not, in the sole discretion of the Administrative Agent, deemed ineligible for credit for other reasons (including, without limitation, unsatisfactory past experience of any Loan Party or the Administrative Agent with the account debtor or unsatisfactory reputation of the account debtor);
          (vi) (a) the account debtor is not located outside of the continental United States of America, or (b) if the account debtor is located outside of the continental United States, the Loan Parties have given the Administrative Agent prior written notice thereof and has provided Administrative Agent with such security as shall be acceptable to the Administrative Agent;
          (vii) (a) the account debtor is not the government of the United States of America, or any department, agency or instrumentality thereof, or (b) if the account debtor is an entity mentioned in clause (vii)(a), the Federal Assignment of Claims Act (or applicable similar legislation) has been fully complied with so as to validly perfect the Administrative Agent’s Prior Security Interest to the Administrative Agent’s satisfaction;
          (viii) the Account is a valid, legally enforceable obligation of the account debtor with respect thereto and is not pursuant to any progress billing or warranty billing arrangement or subject to any dispute, condition, contingency, offset, recoupment, reduction, claim for credit, allowance, adjustment, counterclaim or defense on the part of such account debtor, and no facts exist which may provide a basis for any of the foregoing in the present or future;
          (ix) the Account is subject to the Administrative Agent’s first priority security interest and is not subject to any other lien, claim, encumbrance or security interest whatsoever other than Permitted Liens;
          (x) the Account is evidenced by an invoice or other documentation in form reasonably acceptable to the Administrative Agent and arises from a contract which is in form and substance reasonably satisfactory to the Administrative Agent;
          (xi) Accounts with respect to which the account debtor is located in any state (including, without limitation, New Jersey, Minnesota and Indiana) denying creditor’s access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless the Loan Parties have either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year;
          (xii) the Account is not subject to any provision prohibiting its assignment or requiring notice of or consent to such assignment;

          (xiii) the goods giving rise to the Account were not, at the time of sale thereof, subject to any lien or encumbrance except the Administrative Agent’s first priority security interest or Permitted Liens; and
          (xiv) the Account is payable in freely transferable United States Dollars.
In addition to the foregoing requirements, Accounts of any account debtor which are otherwise qualified shall be reduced to the extent of any accounts payable (including, without limitation, the Administrative Agent’s good faith estimate of any contingent liabilities) by the Loan Parties to such account debtor (“Contras”), provided that the Administrative Agent, in its reasonable discretion, may determine that none of the Accounts in respect to such account debtor shall be Qualified Accounts in the event that Contras represent an unreasonably large amount owing to such account debtor.

Schedule 1.1(Q)(2)
          Qualified Inventory shall mean any finished goods of Loan Parties held for sale and raw materials (“Inventory”) which the Administrative Agent determines, in the exercise of its reasonable business judgment consistent with its past practices in similar financings, determines to have met all of the following minimum requirements:
          (i) the Inventory is either (a) finished goods or (b) raw materials other than supplies, but excluding in all cases any work in process and any goods which have been shipped, delivered, provided to, purchased or sold by the Loan Parties on a bill-and-hold sale, consignment sale, guaranteed sale, or sale-or-return basis, or any other similar basis or understanding other than an absolute sale (including sales on customary credit terms);
          (ii) the Inventory is of new, good and merchantable quality;
          (iii) the Inventory is located on premises listed on Schedule A of the Security Agreement;
          (iv) the Inventory is not stored with a bailee, warehouseman, consignee or similar party unless the Administrative Agent has given its prior written consent and the Loan Parties have caused such bailee, warehouseman, consignee or similar party to issue and deliver to the Administrative Agent, in form and substance acceptable to the Administrative Agent, warehouse receipts or similar type of documentation therefor in the Administrative Agent’s name;
          (v) the Inventory is subject to the Administrative Agent’s first priority security interest and is not subject to any other lien other than Permitted Liens;
          (vi) the Inventory has not been manufactured in violation of any federal minimum wage or overtime laws, including, without limitation, the Fair Labor Standards Act, 29 U.S.C. § 215(a)(1); and
          (vii) the Inventory is not located outside of the United States of America or Canada.

EXHIBIT 8.3(c)
QUARTERLY COMPLIANCE CERTIFICATE
     This certificate is delivered pursuant to Section 8.3(c) of that certain Credit Agreement dated as of September 30, 2008 (the “Credit Agreement”) by and among Superior Well Services, Inc., a Delaware corporation (the “Borrower”), the Lenders party thereto (the “Lenders”), the Guarantors party thereto (the “Guarantors”) and Citizens Bank of Pennsylvania, as Administrative Agent for the Lenders (the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.
     The undersigned officer,                                         , the                      [President/Chief Executive Officer/Chief Financial Officer] of the Borrower, in such capacity does hereby certify on behalf of the Borrower as of the quarter/year ended                               , 20           (the “Report Date”), as follows:
(1)	Minimum Fixed Charge Coverage Ratio (Section 8.2(n)). As of the Report Date, commencing with the fiscal quarter ending March 31, 2011, the Fixed Charge Coverage Ratio of the Loan Parties is (insert ratio from (1)(C) below), which was not less than 1.75 to 1.0.

The Fixed Charge Coverage Ratio shall be computed as follows:

(A)	Consolidated EBITDA for the four fiscal quarters then ending, calculated in accordance with GAAP, as follows:

	(i)	net income	$

	(ii)	depreciation	$

	(iii)	amortization	$

	(iv)	other non-cash charges to net income	$

	(v)	interest expense	$

	(vi)	income tax expense	$

	(vii)	non-cash credits to net income	$

	(viii)	the sum of items (1)(A)(i) through (1)(A)(vi) minus item 1(A)(vii) equals Consolidated EBITDA	$

	(ix)	$10,000,000 plus a cumulative amount equal to three percent (3%) of the acquisition value of equipment acquired during each fiscal quarter commencing with the fiscal	$

Citizens Bank of Pennsylvania

quarter ending December 31, 2008

	(x)	Item (1)(A)(viii) minus (1)(A)(ix)	$

(B)	Fixed Charges for the four fiscal quarters then ending,calculated in accordance with GAAP as follows:

	(i)	interest expense	$

	(ii)	income taxes	$

	(iii)	scheduled principal installments on Indebtedness (as adjusted for prepayments)	$

	(iv)	payments under capitalized leases	$

	(v)	dividends and distributions	$

	(vi)	the sum of items (1)(B)(i) through (1)(B)(v) equals Fixed Charges	$

(C)	Item (1)(A)(x) divided by Item (1)(B)(vi) equals the Fixed Charge Coverage Ratio			_____ to 1.0
(2)	Maximum Leverage Ratio (Section 8.2(o)). As of the Report Date, commencing with the fiscal quarter ending March 31, 2011, the Leverage Ratio of the Loan Parties is _________(insert ratio from (2)(C) below), which, commencing with the fiscal quarter ending March 31, 2011 through the fiscal quarter ending December 31, 2011 was not greater than 5.0 to 1.0 and commencing with the fiscal quarter ending March 31, 2012 and each fiscal quarter thereafter was not greater than 4.0 to 1.0.

The Leverage Ratio shall be computed as follows:

(A)	consolidated Indebtedness of Borrower and its Subsidiaries, as of the Report Date, calculated as follows:

	(i)	borrowed money	$

	(ii)	amounts raised under or liabilities in respect of any note purchase or acceptance credit facility	$

	(iii)	reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement,	$

2

Citizen Bank of Pennsylvania

		interest rate swap, cap, collar or floor agreement or other interest rate management device	$

	(iv)	any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than ninety (90) days past due)	$

	(v)	any Guaranty of Indebtedness for borrowed money	$

	(vi)	the sum of items (2)(A)(i) through (2)(A)(v) equals consolidated Indebtedness	$

(B)	Consolidated EBITDA as set forth in Item 1(A)(viii) above		$

(C)	Item (2)(A)(vi) divided by Item (2)(B) equals the Leverage Ratio			_____ to 1.0
(3)	Maximum Senior Leverage Ratio (Section 8.2(p)). As of the Report Date, commencing with the fiscal quarter ending March 31, 2011, the Senior Leverage Ratio of the Loan Parties is _________________(insert ratio from (3)(C) below), which was not greater than 3.0 to 1.0.

The Senior Leverage Ratio shall be computed as follows:

(A)	Obligations, as of the Report Date	$

(B)	Consolidated EBITDA as set forth in Item 1(A)(viii) above	$

(C)	Item (3)(A) divided by Item (3)(B) equals the Senior Leverage Ratio		___to 1.0
(4)	Minimum Quarterly EBITDA (Section 8.2(q)). As of the Report Date, the quarterly Consolidated EBITDA of the Loans Parties is ____________ (insert amount from

3

Citizens Bank of Pannsylvania

4(A)(viii)), which amount shall be equal to or greater than the applicable amount set forth in Table I below.

(A)	Consolidated EBITDA for the fiscal quarter then ending, calculated in accordance with GAAP, as follows:

	(i)	net income	$

	(ii)	depreciation	$

	(iii)	amortization	$

	(iv)	other non-cash charges to net income	$

	(v)	interest expense	$

	(vi)	income tax expense	$

	(vii)	non-cash credits to net income	$

	(viii)	the sum of items (4)(A)(i) through (4)(A)(vi) minus item 4(A)(vii) equals quarterly Consolidated EBITDA	$

TABLE I

Period Ending	Minimum Quarterly EBITDA
September 30, 2009	$1,000,000
December 31, 2009	$5,000,000
March 31, 2010	$5,000,000
June 30, 2010	$6,000,000
September 30, 2010	$7,500,000
December 31, 2010	$10,000,000

4

Citizens Bank of Pannsylvania

(5)	Maximum Capital Expenditures (Section 8.2(r)). As of the Report Date, the aggregate Capital Expenditures of the Loans Parties for the fiscal quarter then ending is , which amount shall be less than or equal to $6,000,000.

(6)	Indebtedness (Section 8.2(a)).
(A)	As of the Report Date, the aggregate amount of Indebtedness secured by Purchase Money Security Interests incurred by each of the Loan Parties is $ , which amount does not exceed $10,000,000.

(B)	As of the Report Date, each of the Loan Parties have entered into the following Hedging Obligations and each of the following have been approved by the Administrative Agent:

(C)	(C) As of the Report Date, the aggregate amount of Additional Indebtedness incurred by each of the Loan Parties is $ , which amount does not exceed $150,000,000.
(7)	Liquidations, Mergers, Consolidations, Acquisitions (Section 8.2(f)(ii)(F)). As of the Report Date, the aggregate amount of consideration paid by each of the Loan Parties in connection with any Permitted Acquisition between the Closing Date and the Report Date is $ , which amount does not exceed $50,000,000. Additionally, the Loan Parties have made no Permitted Acquisitions between the First Amendment Effective Date and March 31, 2011.

(8)	Representations, Warranties and Covenants. The representations and warranties contained in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date of this certificate with the same effect as though such representations and warranties had been made on the date hereof (except representations and warranties which expressly relate solely to an earlier date or time), and the Borrower has performed and complied with all covenants and conditions of the Credit Agreement.

(9)	Event of Default or Potential Default. No Event of Default or Potential Default exists as of the date hereof.
[SIGNATURES FOLLOW]

5

SIGNATURE PAGE 1 OF 1 TO
QUARTERLY COMPLIANCE CERTIFICATE
     IN WITNESS WHEREOF, the undersigned has executed this Certificate this                day of                          , 20          .

SUPERIOR WELL SERVICES, INC., a Delaware corporation

By:

Name:

Title:

EXHIBIT 8.3(e)
FORM OF
BORROWING BASE CERTIFICATE
                                        ,20___
To:                 gbmnaagency@rbs.com and
                      agencyops@rbs.com

With a copy to:
Citizens Bank of Pennsylvania, as Administrative Agent
29th Floor, 525 William Penn Place
Pittsburgh, Pennsylvania, 15219
Telephone No.: (412) 867-2413
Telecopier No.: (412) 552-6309
Attention: Joseph F. King

FROM:	Superior Well Services, Inc.

RE:
Credit Agreement (as it may be amended, restated, modified or supplemented, the “Agreement”) dated as of September 30, 2008, by and among Superior Well Services, Inc., the Lenders party thereto, the Guarantors party thereto and Citizens Bank of Pennsylvania, as Administrative Agent for the Lenders (the “Administrative Agent”).

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Agreement.
     I,                                         , do hereby certify on behalf of the Borrower as of the month ended                                         , 20___ (the “Report Date”), as follows:
Borrowing Base Calculations:
Borrowing Base equals 80% of Qualified Accounts plus 50% of Qualified Inventory plus 30% (which as of January 1, 2010 shall be reduced to 20%) of the net book value of its property, plant and equipment.

A.	Qualified Accounts: Accounts which meet all of the minimum requirements set forth as Schedule 1.1(Q)(1) to the Credit Agreement.

1.	Total Accounts	$

2.	Accounts which are not Qualified Accounts	$

3.	Qualified Accounts (Item (A)(1) less Item (A)(2)	$

4.	80% of Item (A)(3)	$

B.	Qualified Inventory: Inventory which meet all of the minimum requirements set forth on Schedule 1.1(Q)(2) to the Credit Agreement.

1.	Total Inventory	$

2.	Inventory which are not Qualified Inventory	$

3.	Qualified Inventory (Item (B)(1) less Item (B)(2))	$

4.	50% of Item B(3)	$

C.	Property, Plant and Equipment.

1.	Net book value of property, plant and equipment of the Loan Parties.	$

2.	30% (which as of January 1, 2010 shall be reduced to 20%) of Item (C)(1).	$

D.	Borrowing Base: Sum of Items (A)(4), (B)(4) and (C)(2) equals the Borrowing Base	$

E.	Facility Usage:

1.	Loans Outstandings	$

2.	Letters of Credit Outstanding	$

3.	Item (E)(1) plus Item (E)(2) equals the Facility Usage	$

F.	Proposed Loans	$

G.	Remaining Availability: The lesser of (i) $175,000,000 (which as of January 1, 2010 shall be reduced to $125,000,000) or (ii) Item (D), less Item (E)(3) less Item (F)	$

CERTIFICATIONS:

2

          A) The Loan Parties are not in default under the Credit Agreement or any of Loan Parties’ obligations and all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof (except those that relate solely to an earlier date).
          B) No remittances have been received from, or returns and allowances granted to, any debtors whose accounts have been assigned to the Agent other than as reported.
          C) The Loan Parties hereby grants to Administrative Agent a first priority (subject to Permitted Liens) interest in all accounts which came into existence since the last Certificate, and all rights, title and interest in and to the product and proceeds.
[SIGNATURE PAGE FOLLOWS]

3

[SIGNATURE PAGE 1 OF 1 TO BORROWING BASE CERTIFICATE]
     IN WITNESS WHEREOF, the undersigned has executed this Certificate this                 day of                                         , 20 ___.

SUPERIOR WELL SERVICES, INC.,
a Delaware corporation

By:

Name:

Title:

Note: This form is to be completed as of the last day of each month and is due within 20 days after the end of the month.